UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

AULT ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEFINITIVE PROXY STATEMENT

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on May 15, 2023

We cordially invite you to attend the Special Meeting of Stockholders of Ault Alliance, Inc. (“AAI” or the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Special Meeting of Stockholders (the “Meeting”) of the Company, NOTICE IS HEREBY GIVEN that the location, date and time of the Meeting will be held in a virtual meeting format only on Monday, May 15, 2023 at 9:00 A.M. Pacific Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M65AX5Y. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-ten and not more than one-for-three hundred at any time prior to May 14, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”);

•	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 1,000,000,000 (the “Authorized Share Increase Proposal”);

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”); and

•	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Please note that if the Reverse Stock Split Proposal passes, we will not file an amendment to effectuate the Authorized Share Increase Proposal, regardless of the outcome of the vote on that proposal.

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on April 10, 2023, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about April 17, 2023.

 Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on May 15, 2023:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/AULT for registered holders and http://www.edocumentview.com/AULT for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

April 11, 2023

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	4
PROPOSAL NO. 1: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF CLASS A COMMON STOCK	10
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	10
Procedure for Implementing the Reverse Stock Split	11
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	11
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)	12
Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	12
Holders of Certificated Shares of Common Stock	12
Fractional Shares	13
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	13
Accounting Matters	13
Certain Federal Income Tax Consequences of the Reverse Stock Split	13
U.S. Holders	14
No Appraisal Rights	14
Required Vote and Board Recommendation	14
PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 500,000,000 TO 1,000,000,000	15
Overview	15
Outstanding Shares and Purpose of the Amendment	15
Effect of Proposal on Current Stockholders	15
Required Vote and Board Recommendation	16
PROPOSAL NO. 3: PROPOSAL TO ADJOURN THE MEETING	17
Required Vote and Board Recommendation	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
OTHER BUSINESS	20

i

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2023

INFORMATION CONCERNING THE MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ault Alliance, Inc. (the “Company” or “AAI”), for use at the Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on, Monday, May 15, 2023 at 9:00 A.M. Pacific Time, and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about April 17, 2023.

In light of public health concerns, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/M65AX5Y. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder”. If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, or either one of them who acts, will vote:

•	FOR approval of amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-ten and not more than one-for-three hundred at any time prior to May 14, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, as well as to act on such other matters as may properly come before the meeting or any adjournment thereof (the “Reverse Stock Split Proposal”);

•	FOR approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 1,000,000,000 (the “Authorized Share Increase Proposal”); and

•	FOR approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Please note that if the Reverse Stock Split Proposal passes, we will not file an amendment to effectuate the Authorized Share Increase Proposal, regardless of the outcome of the vote on that proposal.

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

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Who is Entitled to Vote

As of the record date of April 10, 2023 (the “Record Date”), there were issued and outstanding (i) 415,746,694 shares of Class A Common Stock (the “Common Stock”), (ii) 125,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), (iii) 83,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and (iv) 1,000 shares of Series F Convertible Preferred Stock (the “Series F Preferred Stock”), which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Preferred Stock carry the voting power of 0.0004% of all votes entitled to be voted at the Meeting. See footnote 1 for the voting power of the Series E Preferred Stock.1 See footnote 2 for the voting power of the Series F Preferred Stock.2

A majority of the total votes entitled to be cast will constitute a quorum at the Meeting.

Non-routine Matters; Broker Non-votes.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to that proposal (the Reverse Stock Split Proposal). Only the proposals to (i) approve the increase in our authorized shares of Common Stock and (iii) to adjourn the Meeting, are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Meeting of Stockholders has been approved will be determined as follows:

•	For the proposal to amend the Certificate of Incorporation to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-ten and not more than one-for-three hundred at any time prior to May 14, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, the affirmative vote of a majority of the total votes entitled to be cast is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter;

•	For the proposal to amend the Certificate of Incorporation to increase the authorized shares of Common Stock, the affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter; and

•	For approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Voting

Holders of Common Stock and Preferred Stock will vote on the Reverse Stock Split Proposal as a single class. Only the holders of Common Stock are entitled to vote with respect to the Authorized Share Increase Proposal and the Adjournment Proposal.

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them.

Holders of the Series B Preferred Stock are entitled to vote with the Common Stock on an as-converted basis for each share of Series B Preferred Stock held by them.

_____________________________

1 The Series E Preferred Stock votes on an as-converted basis with the Common Stock. The conversion price for the Series E Preferred Stock is 85% of the closing sale price of the Common Stock on the trading day prior to the date of conversion, subject to a floor price of $0.10, provided, that for the purpose of voting at the Meeting at which the Reverse Stock Split Proposal will be voted upon, the conversion price shall be the price equal to 85% of the closing sale price of the Common Stock on the trading day immediately preceding the date of such meeting.

2 The Series F has 100,000 votes per share, provided that the Series F shall be voted on a proportional basis with all the voting stock of the Company and therefore cannot be determined at this time.

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The Series E Preferred Stock in general have no voting rights other than the right to vote on the Reverse Stock Split Proposal, and holders of Series E Preferred Stock outstanding on the Record Date have a number of votes equal to the number of shares of Common Stock issuable upon conversion of each such share held by the holder (whether or not such shares are then convertible). Accordingly, as of the Record Date, each share of Series E Preferred Stock has 1,000 votes on the Reverse Stock Split Proposal, which is determined by dividing $100.00, the stated value of one share of Series E Preferred Stock, by $0.10, the assumed conversion price. As of the Record Date, there were 83,000 shares of our Series E Preferred Stock issued and outstanding, convertible into an aggregate of 83 million shares of Common Stock, assuming conversion price of $100.00 divided by $0.10. The holders of the Series E Preferred Stock have agreed to not transfer their shares of Series E Preferred Stock until after the date on which the Reverse Stock Split Proposal has been approved by the stockholders, to attend the Meeting, to vote all shares of Series E Preferred Stock in favor of Reverse Stock Split Proposal, and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote all shares of Series E Preferred Stock in favor of Reverse Stock Split Proposal.

The Series F Preferred Stock in general have no voting rights other than the right to vote on the Reverse Stock Split Proposal. Each share of Series F Preferred Stock outstanding on the Record Date entitles the holder thereof to one hundred thousand (100,000) votes on the Reverse Stock Split Proposal, and if any share of Series F Preferred Stock is voted by the holder thereof with regard to the Reverse Stock Split Proposal, then all shares of Series F Preferred Stock held by such holder will be voted, without further action by such holder, in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted), Series B Preferred Stock and Series E Preferred Stock are voted on the Reverse Stock Split Proposal. As of the Record Date, there were 1,000 shares of our Series F Preferred Stock issued and outstanding, that have the voting power of 100,000,000 shares of Common Stock. The holders of the Series F Preferred Stock have agreed to not transfer their shares of Series F Preferred Stock until after the date on which the Reverse Stock Split Proposal has been approved by the stockholders, to attend the Meeting, to vote all shares of Series F Preferred Stock with regard to the Reverse Stock Split Proposal and in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted), Series B Preferred Stock and Series E Preferred Stock are voted on the Reverse Stock Split Proposal and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote the shares of Series F Preferred Stock in accordance with the foregoing. As an example, if 70% of the aggregate votes cast by Common Stock, Series B Preferred Stock and Series E Preferred Stock voting on the Reverse Stock Split Proposal are voted in favor thereof and 30% of the aggregate votes cast by Common Stock, Series B Preferred Stock and Series E Preferred Stock voting on the Reverse Stock Split Proposal are voted against such Proposal, then 70% of the votes entitled to be cast by Series F Preferred Stock will be cast in favor of such Proposal and 30% of such votes will be cast against such Proposal.

The allocation of the voting power with respect to the Reverse Stock Split Proposal is illustrated in the following table:

	Number of Shares	Number of Votes per share	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock	415,746,694	1	415,746,694	69.4%
Series B Preferred Stock	125,000	0.018	2,232	*
Series E Preferred Stock(1)	83,000	1,000	83,000,000	13.9%
Series F Preferred Stock(2)	1,000	100,000	100,000,000	16.7%

*         Represents voting power of less than one percent.

(1)       The Series E Preferred Stock votes on an as-converted basis with the Common Stock. The conversion price for the Series E Preferred Stock is 85% of the closing sale price of the Common Stock on the trading day prior to the date of conversion, subject to a floor price of $0.10, provided, that for the purpose of voting at the Meeting at which the Reverse Stock Split Proposal will be voted upon, the conversion price shall be the price equal to 85% of the closing sale price of the Common Stock on the trading day immediately preceding the date of such meeting. The figures for the Series E Preferred Stock presume a conversion price of $0.10.

(2)       Shares of Series F Preferred Stock will be voted in a manner that “mirrors” the proportions of the votes of the shares of Common Stock (excluding any shares of Common Stock that are not voted), Series B Preferred Stock and Series E Preferred Stock and cannot be determined at this time. As such, the percentages in this table do not reflect the voting power of the Serie E Preferred Stock.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-ten and not more than one-for-three hundred at any time prior to May 14, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, as well as to act on such other matters as may properly come before the meeting or any adjournment thereof;

•	To approve the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 1,000,000,000; and;

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

Who is entitled to vote?

As of the record date of April 10, 2023 (the “Record Date”), there were issued and outstanding (i) 415,746,694 shares of Common Stock, (ii) 125,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), (iii) 83,000 shares of Series E Convertible Preferred Stock (the “Series E Preferred Stock”), and (iv) 1,000 shares of Series F Convertible Preferred Stock (the “Series F Preferred Stock”), which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Preferred Stock carry the voting power of 0.0004% of all votes entitled to be voted at the Meeting. See footnote 3 for the voting power of the Series E Preferred Stock.3 See footnote 4 for the voting power of the Series F Preferred Stock.4

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed

1.	Amendment to Increase Authorized Common Stock	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date.	Yes

2.	Authorization of the Board to Effect a Reverse Stock Split	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date.	No

3.	Adjournment of the Meeting	The affirmative vote of the holders of a majority of the votes cast.	Yes

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on April 10, 2023, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

_____________________________

3 The Series E Preferred Stock votes on an as-converted basis with the Common Stock. The conversion price for the Series E Preferred Stock is 85% of the closing sale price of the Common Stock on the trading day prior to the date of conversion, subject to a floor price of $0.10, provided, that for the purpose of voting at the Meeting at which the Reverse Stock Split Proposal will be voted upon, the conversion price shall be the price equal to 85% of the closing sale price of the Common Stock on the trading day immediately preceding the date of such meeting.

4 The Series F has 100,000 votes per share, provided that the Series F shall be voted on a proportional basis with all the voting stock of the Company and therefore cannot be determined at this time.

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The Company intends to mail these proxy materials on or about April 17, 2023, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Meeting of Stockholders;

•	this Proxy Statement for the Meeting; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/AULT.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/ M65AX5Y. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 9:00 A.M. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on May 14, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

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Requests for registration should be directed to us at the following:

By email: IR@ault.com

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

Primarily in light of public health concerns, but we are also embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to safely attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion to approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Meeting. Our Bylaws provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Meeting or any adjournment thereof. Broker non-votes and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Meeting may adjourn the Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

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What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 P.M. Pacific Time on May 14, 2023. Proxies submitted by mail should be received before 9:00 A.M. Pacific Time on May 15, 2023.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-ten and not more than one-for-three hundred at any time prior to May 14, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, as well as to act on such other matters as may properly come before the meeting or any adjournment thereof;

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 1,000,000,000; and

•	“FOR” approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

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Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

Approval of the amendment to the Company’s Certificate of Incorporation to effectuate the reverse stock split (Proposal 1) requires the favorable vote of a majority of the total votes entitled to be cast on that proposal. Approval of the amendment to the Company’s Certificate of Incorporation to effectuate the increase in our authorized shares of Common Stock (Proposal 2) requires the favorable vote of a majority of the issued and outstanding shares of Common Stock. Approval of the adjournment (Proposal 3) requires the favorable vote of a majority of the votes cast on that proposal.

How will abstentions be treated?

Abstentions on Proposals 1 and 2 will be treated as shares present for quorum purposes and entitled to vote, so they will have the same effect as votes against the proposal. Abstentions will have no effect on Proposal 3.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposal to effectuate the reverse split is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. The proposals to (i) increase the authorized shares of our Common Stock and (iii) to adjourn the Meeting are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,000, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

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Who can help answer my questions?

You can contact our corporate headquarters, at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (800) 509-0984

Telephone (outside of North America): 1 (781) 575-2137

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PROPOSAL NO. 1

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to May 14, 2024 by a ratio of not less than one-for-ten and not more than one-for-three hundred, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the NYSE American;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than ten and no more than three hundred shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the NYSE American and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

On November 2, 2022, the Company received a deficiency letter (the “Letter”) from the NYSE American LLC (the “Exchange,” or the “NYSE American”) indicating that the Company is not in compliance with the Exchange’s continued listing standard set forth in Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”) because its shares of Common Stock had for a substantial period of time been selling at a low price per share, which the Exchange determined to be a 30-trading day average price of less than $0.20 per share. Our Common Stock remains below $0.20 as of the date of this Proxy Statement. The Letter had no immediate effect on the listing or trading of the Common Stock and the Common Stock will continue to trade on the Exchange under the symbol “AULT,” until May 2, 2023, which date could be extended by the Exchange, which we believe it will do. Additionally, the Letter did not result in the immediate delisting of the Common Stock from the Exchange.

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Pursuant to Section 1003(f)(v) of the Company Guide, the staff of the Exchange determined that the Company’s continued listing is predicated on it demonstrating sustained price improvement within a reasonable period of time or effecting a reverse stock split of its common stock, which the staff determined to be no later than May 2, 2023. Given that the low share price of the Common Stock has continued through the date of this Proxy Statement, the Board has determined that undertaking the Reverse Stock Split is very likely necessary in order to retain our listing on the Exchange.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the NYSE American.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on May 14, 2024, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten and a maximum of three hundred shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-10	41,574,669
1-for-50	8,314,934
1-for-100	4,157,467
1-for-200	2,078,733
1-for-300	1,385,822

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The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NYSE American under the symbol “AULT.”

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required to Approve the Amendment and Recommendation

Under Delaware law and our charter documents, the affirmative vote of holders of a majority of the shares of Capital Stock outstanding as of the Record Date is required to approve the Reverse Stock Split.

Our board of directors recommends that stockholders vote “FOR” the amendment to the Certificate of Incorporation to authorize the Reverse Stock Split.

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PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 1,000,000,000

Overview

The Board has approved an amendment to the Company’s Certificate of Incorporation to increase its authorized shares of Common Stock from 500,000,000 to 1,000,000,000. The increase in the authorized shares of Common Stock will become effective upon the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. We will file the amendment to the Certificate of Incorporation to effectuate the increase in our authorized shares of Common Stock (the “Amendment”) as soon as practicable after having received approval from our stockholders for this proposal, if received.

PLEASE NOTE THAT IF THE PROPOSAL TO EFFECTUATE THE REVERSE STOCK SPLIT PASSES, WE WILL NOT FILE AN AMENDMENT TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK, REGARDLESS OF THE OUTCOME OF THE VOTE ON THIS PROPOSAL.

Outstanding Shares and Purpose of the Amendment

The Certificate of Incorporation currently authorizes us to issue a maximum of 500,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, we had 415,746,694 shares of Common Stock, 7,040 shares of Series A Cumulative Redeemable Perpetual Preferred Stock, 125,000 shares of Series B Convertible Preferred Stock, 274,687 shares of Series D Cumulative Redeemable Perpetual Preferred Stock, 83,000 shares of Series E Preferred Stock, 1,000 shares of Series F Preferred Stock issued and outstanding and 16,000 shares of Series G Preferred Stock, which constitute all of the outstanding capital stock of the Company.

As of the Record Date, the number of shares of common stock subject to convertible notes, warrants, options and Series B Convertible Preferred Stock were 165,000, 15,525,581, 5,810,844 and 2,232 respectively. We had outstanding options to purchase an aggregate of 5,810,844 shares of Common Stock, with a weighted average exercise price of $2.40 per share, exercisable at prices ranging from $1.79 to $1,352 per share and warrants to purchase up to 15,525,581 shares of common stock, with a weighted average exercise price of 1.99 per share, at exercise prices ranging from $0.40 to $1,040 per share.

As of the Record Date, several entities have the right to be issued shares of Common Stock. As of the Record Date, we have reserved 21,503,657 shares of Common Stock for issuance pursuant to convertible instruments, options and warrants. As of the Record Date, we have 62,749,649 authorized and unissued shares of Common Stock remaining, which are unreserved for any specific use and available for future issuance.

The Board believes that the increase in our authorized Common Stock will provide us with greater flexibility with respect to our capital structure for purposes including stock based acquisitions.

Effect of Proposal on Current Stockholders

If this Proposal No. 2 is adopted, up to an additional 500,000,000 authorized and unreserved shares of Common Stock would be available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The Board is required to ensure that a sufficient number of authorized shares is available to satisfy the Company’s obligations to issue such shares upon conversion or exercise of outstanding convertible or exercisable instruments. As of this date, several entities have the right to be issued shares of Common Stock. The Board does not presently have any contracts or commitments to issue additional shares of Common Stock, options and/or warrants, other than issuances of equity awards to its employees, officers and directors as well as pursuant to our at-the-market offering.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the Amendment beyond the shares underlying the instruments, such as convertible notes, warrants and stock options, that are presently outstanding. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising additional financing, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and/or expanding our business or product lines through the acquisition of other businesses or products.

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We could also use the additional shares of Common Stock that will become available pursuant to the Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our Company. Although the Board’s approval of the Amendment was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the Amendment could facilitate future efforts by us to deter or prevent changes in control of our Company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

The Board has approved an amendment to the Certificate of Incorporation to increase the Company’s authorized shares of Common Stock to 1,000,000,000 because it has determined that this number provides more than adequate flexibility for the Company over the foreseeable future.

Required Vote and Board Recommendation

The Amendment to the Certificate of Incorporation requires the receipt of the affirmative vote of a majority of the shares of the Common Stock issued and outstanding on the Record Date.

The Board unanimously recommends a vote “FOR” the approval of the amendment to the Certificate of Incorporation to increase authorized shares of Common Stock from 500,000,000 to 1,000,000,000.

16

PROPOSAL NO. 3

APPROVAL OF THE ADJOURNMENT OF THE MEETING

The Proposal to adjourn the Meeting (the “Adjournment Proposal”) allows the Board to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve either Proposal No. 1 or No. 2.

The purpose of the Adjournment Proposal is to provide more time for us to solicit proxies in favor of the Proposals. In no event will we solicit proxies to adjourn the special meeting beyond the date by which it may properly do so under Delaware law.

If the Adjournment Proposal is presented at the special meeting and such proposal is not approved by stockholders, the Board may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve either Proposal No. 1 or No. 2.

Required Vote and Board Recommendation

The Adjournment Proposal requires the receipt of a majority of the votes cast at the Meeting.

The Board unanimously recommends a vote “FOR” the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 415,746,694 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of
	shares		Approximate
	beneficially		percent
	owned		of class
Greater than 5% Beneficial Owners:
Ault Alpha LP	50,000,000	(2)	12.03%
Ault & Company, Inc.	52,666,882	(3)	12.64%
Directors and Officers: (1)
Milton Ault, III	53,960,007	(4)	12.93%
William Horne	1,086,639	(5)	*
Henry Nisser	1,089,583	(6)	*
Ken Cragun	426,042	(7)	*
Robert Smith	330,000	(8)	*
Mordechai Rosenberg	350,000	(9)	*
Jeffrey A. Bentz	350,000	(9)	*
Howard Ash	300,000	(10)	*
All directors and executive officers as a group (eight persons)	57,892,271		13.81%

*	Represents holdings of less than one percent.

(1)       Unless otherwise indicated, the business address of each of the individuals is c/o Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. Percent of class refers to percentage of class beneficially owned as the term “beneficial ownership” is defined in Rule 13d-3 under the Exchange Act and is based upon the 415,746,694 shares of Common Stock outstanding as of the Record Date.

(2)       Includes 50,000,000 shares of Common Stock.

(3)       Includes (i) 1,658,916 shares of Common Stock, (ii) 94 shares of Common Stock underlying currently exercisable warrants, (iii) 1,000,000 shares of Common Stock purchasable pursuant to a Securities Purchase Agreement entered into on June 11, 2021 with Ault Alliance, (iv) 50,000,000 shares of Common Stock held by Ault Alpha LP (“AA”), (v) 3,408 shares of Common Stock held by Philou Ventures, LLC (“Philou Ventures”), (vi) 2,232 shares of Common Stock underlying currently exercisable warrants held by Philou Ventures, and (vii) 2,232 shares of Common Stock issuable upon the conversion of 125,000 shares of Series B Preferred Stock held by Philou Ventures. Ault Alpha GP LLC (“Ault GP”) and Ault Capital Management LLC (“AC Management”) are the general partner and investment manager of AA, respectively. Ault & Company, Inc. (“A&C”) is the Manager of Philou Ventures. Mr. Ault is the Chief Executive Officer of A&C. Mr. Ault is the Manager of Ault GP and AC Management

(4)       Includes (i) 809,792 shares of Common Stock, (ii) 483,333 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date, (iii) 50,000,000 shares of Common Stock held by AA, (iv) 1,658,916 shares of Common Stock held by A&C, (v) 94 shares of Common Stock underlying warrants that are exercisable within 60 days of the Record Date held by A&C, (vi) 1,000,000 shares of Common Stock purchasable pursuant to a Securities Purchase Agreement entered into on June 11, 2021 between A&C and Ault Alliance, (vii) 3,408 shares of Common Stock held by Philou Ventures, (viii) 2,232 shares of Common Stock underlying warrants that are exercisable within 60 days of the Record Date held by Philou Ventures, and (ix) 2,232 shares of Common Stock issuable upon the conversion of 125,000 shares of Series B Preferred Stock held by Philou Ventures. Ault GP and AC Management are the general partner and investment manager to AA, respectively. A&C is the Manager of Philou Ventures. Mr. Ault is the Chief Executive Officer of A&C. Mr. Ault is the Manager of Ault GP and AC Management.

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(5)       Includes (i) 603,306 shares of Common Stock and (ii) 483,333 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

(6)       Includes (i) 606,250 shares of Common Stock and (ii) 483,333 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

(7)       Includes (i) 200,000 shares of Common Stock and (ii) 226,042 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

(8)       Includes (i) 130,000 shares of Common Stock and (ii) 200,000 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

(9)        Includes (i) 150,000 shares of Common Stock and (ii) 200,000 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

(10)       Includes (i) 100,000 shares of Common Stock and (ii) 200,000 shares of Common Stock underlying stock options that are exercisable within 60 days of the Record Date.

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OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

April 11, 2023

20

AULT ALLIANCE, INC.

VOTE

Your vote matters – here's how to vote!

Online
Go to **www.envisionreports.com/AULT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

+

A PROPOSALS — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

1 U P X +

03S20C

1UPXUsing a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.03SZ0C++qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.qSpecialMeetingProxyCardPROPOSALS?THEBOARDOFDIRECTORSUNANIMOUSLYRECOMMENDSAVOTE"FOR"PROPOSALS1,2AND3.A1. To approve an amendment to our Certificate of Incorporation (the"CertificateofIncorporation") to effect a reverse stock split of ourClass A Common Stock by a ratio of not less than one-for-ten andnot more than one-for-three hundred at any time prior to May 14,2024, with the exact ratio to be set at a whole number within thisrange as determined by the Board of Directors in its sole discretion(the "ReverseStockSplitProposal")2. To approve the amendment to the Company's Certificate ofIncorporation to increase the authorized shares of Class ACommon Stock from 500,000,000 to 1,000,000,000 (the"AuthorizedShareIncreaseProposal"); and 3. To approve the adjournment of the Meeting to a later date or time,if necessary, to permit further solicitation and vote of proxies if,based upon the tabulated vote at the time of the Meeting, thereare not sufficient votes to approve any of the other proposalsbefore the Meeting (the "AdjournmentProposal").ForAgainstAbstainForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.AuthorizedSignatures?Thissectionmustbecompletedforyourvotetobecounted.?DateandSignBelowBYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/AULTorscan the QR code ? login details arelocated in the shaded bar below.Savepaper,timeandmoney!Signupforelectronicdeliveryatwww.envisionreports.com/AULTPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYourvotematters?here'showtovote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AULTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, withfull powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Special Meetingof the Shareholders of Ault Alliance, Inc., to be held on May 15, 2023, commencing at 9:00 A.M., Pacific Time, to be held virtually via the Internet atmeetnow.global/M65AX5Y, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on thebooks of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before themeeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? AULT ALLIANCE, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qNon-Voting ItemsC++Change of Address ? Please print new address below.The 2023 Special Meeting of Shareholders of Ault Alliance, Inc. will be held on May 15, 2023, at 9:00 A.M. Pacific Time, virtually via the Internet at meetnow.global/M65AX5Y. To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.